Destinations Small-Mid Cap Equity Fund Class / Ticker: I / DSMFX, Z / DSMZX	Summary Prospectus July 1, 2026

This summary prospectus (“Summary Prospectus”) is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s full prospectus (“Prospectus”), which contains more information about the Fund and its risks. The Fund’s Prospectus dated July 1, 2026 and statement of additional information dated July 1, 2026, are all incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at https://destinationsfunds.com/#home; by calling 1-877-771-7979; or by writing to the Fund at Brinker Capital Destinations Trust, P.O. Box 2175, Milwaukee, WI 53201.
Investment objective
Long term capital appreciation.
Fund fees and expenses
This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class I	Class Z
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.30%	0.15%
Acquired Fund Fees and Expenses (AFFE)*	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.06%
Fee Waivers and Expense Reimbursements	(0.09)%**	(0.09)%**
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.12%	0.97%

*
Because the Fund incurred AFFE during the most recent fiscal year, the operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or the “Financial Highlights” section in the prospectus), which does not take into account the indirect costs of investing in other investment companies.

**
The Fund’s adviser, Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments (“the Adviser”), has contractually agreed to waive a portion of its management fee as necessary to keep the Fund’s management fee from exceeding 0.444% more than the total amount of sub-advisory fees paid by the Adviser. This fee waiver and reimbursement agreement shall remain in effect until June 30, 2027 and may be amended or terminated only with the consent of the Board of Trustees.

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Destinations Small-Mid Cap Equity Fund(continued)
Class / Ticker: I / DSMFX, Z / DSMZX
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class I Shares	$114	$375	$656	$1,458
Class Z Shares	$99	$328	$576	$1,286

Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 124% of the average value of its portfolio.
Principal investment strategies
The Fund will invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small- and mid-capitalization companies. The Fund defines small-mid cap companies as companies whose market capitalizations typically fall within the range of either the Russell Midcap® Index or the Russell 2000® Index, which together ranged from approximately $119.4 million to $279.5 billion as of the last reconstitution of the indexes on June 30, 2025. The Fund’s 80% policy is not fundamental and can be changed upon 60 days’ prior notice to shareholders.
The Fund employs a “multi-manager” strategy whereby the Adviser allocates the Fund’s assets among professional money managers (each, a “Sub-adviser,” and collectively, the “Sub-advisers”), each of which is responsible for investing its allocated portion of the Fund’s assets.
The Adviser may also invest a portion of the Fund’s assets in unaffiliated funds that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and that have investment objectives and principal investment strategies consistent with those of the Fund, including open-end funds, closed-end funds and exchange traded funds (ETFs), which may be passively managed (i.e., index-tracking) or actively managed. When determining how to allocate the Fund’s assets between unaffiliated funds and Sub-advisers, and among Sub-advisers, the Adviser considers a variety of factors.
The Fund invests primarily in common and preferred stock, rights or warrants to purchase common or preferred stock, securities convertible into common or preferred stock such as convertible preferred stock, bonds or debentures, and other securities with equity characteristics. A Sub-adviser employing an actively managed strategy will select securities based on its assessment of one or more of a variety of factors about the company or the market.
The Fund may invest a portion of its assets in securities of micro-cap companies (i.e., companies with market capitalizations of typically less than $1.1 billion). The Fund invests in securities of companies operating in a broad range of industries. Most of these companies are based in the United States, but in some instances, may be headquartered in or doing a substantial portion of their business overseas. Although most assets will typically be invested in U.S. common stocks, the Fund may invest directly in foreign stocks or indirectly through depositary receipts in keeping with the Fund’s objectives.
A Sub-adviser may sell a security for a variety of reasons, including, but not limited to, where the Sub-adviser believes selling the security will help the Fund to secure gains, limit losses, or redeploy assets into more promising opportunities, or the valuation is no longer attractive.
Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.
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Destinations Small-Mid Cap Equity Fund(continued)
Class / Ticker: I / DSMFX, Z / DSMZX
The Fund may also lend portfolio securities in an attempt to earn additional income. Any income realized through securities lending may help Fund performance.
Principal risks of investing in the Fund
Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio.
The Fund’s principal risks include:
Market Risk. Market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. Returns from the securities in which the Fund invests may underperform returns from the general securities markets or other types of securities. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.
Equity Securities Risk. The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.
Investment Style Risk. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. A Sub-adviser’s approach to investing could cause it to underperform other managers that employ a different investment style.
Active Management Risk. Due to the active management investment strategies used by the Fund’s Sub-advisers, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies. The Sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect.
Mid-Cap Securities Risk. Mid-capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole and can be more volatile than stocks of large-capitalization companies. Mid-capitalization companies may be newer or less established, and may have limited resources, products and markets, and may be less liquid.
Small-Cap and Micro-Cap Securities Risk. Small capitalization stocks may underperform other types of stocks or the equity market as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, are less liquid, and their issuers typically are subject to greater degrees of changes in their earnings and prospects. These risks may be heightened with respect to micro-cap companies.
Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.
Securities Lending Risk. The Fund may lose money from securities lending if, for example, it is delayed in or prevented from selling the collateral after the loan is made or recovering the securities loaned or if it incurs losses on the reinvestment of cash collateral.
Management Risk. Securities held by the Fund may underperform those held by other funds investing in the same asset class or benchmarks that are representative of the asset class because of the Sub-advisers’ choice of securities.
Multi-Manager Risk. The Adviser may be unable to identify and retain Sub-advisers who achieve superior investment returns relative to other similar Sub-advisers. In addition, the investment styles of the Sub-advisers may not complement
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Destinations Small-Mid Cap Equity Fund(continued)
Class / Ticker: I / DSMFX, Z / DSMZX
each other as expected by the Adviser. The Fund may experience a higher portfolio turnover rate, which can increase the Fund’s transaction costs and more taxable short-term gains for shareholders.
Portfolio Turnover Risk. Frequent buying and selling of investments may involve higher trading costs and other expenses and may affect the Fund’s performance over time.
Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Value Stocks Risk. The risk that the Fund will underperform when value investing is out of favor or that the Fund’s investments will not appreciate in value as anticipated.
Growth Stock Risk. Growth stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more growth potential. This potential may or may not be realized and, if it is not realized, may result in a loss to the Fund. Growth stock prices also tend to be more volatile than the overall market.
Foreign Securities Risk. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar.
Depositary Receipts Risk. Because the Fund may invest in American Depositary Receipts (“ADRs”) and other domestically-traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Investment Company and Exchange-Traded Funds (ETFs) Risk. When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments.
Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience volatility with respect to the value of its shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings in non-U.S. dollar denominated securities.
Preferred Securities Risk. The risk that: (i) certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions; (ii) preferred stocks may be subject to redemption, including at the issuer’s call, and, in the event of redemption, the Fund may not be able to reinvest the proceeds at comparable or favorable rates of return; (iii) preferred stocks are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments; and (iv) preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
Convertible Securities Risk. Convertible securities generally tend to be of lower credit quality, and the value of a convertible security may change with the value of the underlying common stock or changes in interest rates. A convertible security may also be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party, which could result in a loss to the Fund. Additionally, the Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or declares bankruptcy.
Warrants Risk. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.
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Destinations Small-Mid Cap Equity Fund(continued)
Class / Ticker: I / DSMFX, Z / DSMZX
Please see “Principal Risks of the Funds” for a more detailed description of the risks of investing in the Fund.
Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency entity or person.
Performance
The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class I shares’ performance from year to year for the past eight calendar years and by showing how the Fund’s average annual returns for 1 year, 5 years, and since the Fund’s inception compare with those of a broad measure of market performance. The bar chart shows only the performance of the Fund’s Class I shares. Returns for Class Z shares would have been substantially similar to those of Class I shares and would have differed only to the extent that Class I shares have higher total annual fund operating expenses than Class Z shares. The Fund’s past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Current performance information is available at www.destinationsfunds.com or by calling 1-877-771-7979.
Annual Total Returns (%) as of December 31, 2025

The Fund’s best and worst calendar quarters
Best Quarter: 29.81% (June 30, 2020)
Worst Quarter: (31.04)% (March 31, 2020)
The Fund’s Class I total return (pre-tax) from January 1, 2026 to March 31, 2026 was 3.77%.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (03/20/2017)
Return Before Taxes
Class I	14.04%	8.38%	11.04%
Class Z*	14.22%	8.53%	10.26%
Return After Taxes on Distributions
Class I	11.80%	5.76%	9.05%
Return After Taxes on Distributions and Sale of Fund Shares
Class I	9.18%	5.82%	8.36%
Russell 2500 Index (reflects no deduction for fees, expenses, or taxes)	11.91%	7.26%	9.39%

*	The Fund’s Class Z shares commenced operations on July 16, 2018.
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Destinations Small-Mid Cap Equity Fund(continued)
Class / Ticker: I / DSMFX, Z / DSMZX
The after-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns are shown only for Class I and will vary for Class Z.
Investment adviser
Orion Portfolio Solutions, LLC d.b.a. Brinker Capital Investments serves as the investment adviser for the Fund. The Fund employs a “multi-manager” strategy. The Adviser selects and oversees professional money managers (the Sub-advisers), each of which is responsible for investing a portion of the assets of the Fund as allocated by the Adviser. The Adviser’s portfolio management team is jointly and primarily responsible for overseeing the Sub-advisers and the Fund. Where more than one person is listed with respect to a Sub-adviser, the sub-advisory team is jointly and primarily responsible for the portion of the Fund’s assets allocated to such Sub-adviser.

Portfolio Manager	Experience with the Fund	Title with Adviser
Brian Storey, CFA	2022	Senior Vice President, Head of Multi-Asset Strategies and Senior Portfolio Manager
Timothy Holland, CFA	2017	Chief Investment Officer and Senior Portfolio Manager
Andrew Goins, CFA	2023	Senior Portfolio Manager
John Hoffman, CFA	2026	Portfolio Manager

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Ceredex Value Advisors LLC
Don Wordell, CFA, Managing Director and Portfolio Manager	2017
Cody P. Smith, CFA, Portfolio Manager	2023
Driehaus Capital Management LLC
Jeff James, Lead Portfolio Manager	2017
Michael Buck, Portfolio Manager	2017
Prakash Vijayan, Assistant Portfolio Manager	2020
Leeward Investments, LLC
R. Todd Vingers, CFA, President, Portfolio Manager	2022
Jay C. Willadsen, CFA, Portfolio Manager	2022
SSGA Funds Management, Inc.
Juan Acevedo, Vice President	2023
Lisa Hobart, Vice President	2023
John Law, CFA, Vice President	2023
Karl Schneider, CAIA, Managing Director	2023

Purchase and sale of Fund shares
Fund shares are currently available primarily to investors participating in Brinker Capital’s Destinations investment advisory program, other asset-based fee programs sponsored by the Adviser, or through certain third-party advisory programs. Therefore, you may purchase Fund shares only from the Adviser or through one of the third-party advisory programs that uses the Fund as an investment solution. Notwithstanding the Fund having been designed for asset allocation-based advisory programs, the Fund is also available individually through the Orion platform or certain other investment platforms outside of an advisory program. Subject to the structure of its overall investment portfolio, investors who invest in just the Fund, or who invest in a group of funds other than through an advisory program, may not obtain the same investment exposure or receive the expense economies that result from investing in the Fund(s) through an investment advisory program. There are
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Destinations Small-Mid Cap Equity Fund(concluded)
Class / Ticker: I / DSMFX, Z / DSMZX
no initial or subsequent minimum purchase amounts for the Fund. Orders to sell or “redeem” shares must be placed directly with the Adviser. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open.
Tax information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains.
Payments to financial intermediaries
Neither the Adviser nor the Fund pays financial intermediaries for the sale of Fund shares. If your Fund shares are held through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay such intermediary for services that the intermediary provides to you as a shareholder of the Fund, such as setting up and maintaining your account, processing and settling transactions, providing account statements, maintaining records, and sending you prospectuses and other reports. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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